Supplement dated March 11, 2026
to the following initial summary prospectus(es):
Monument Advisor and Monument Advisor Select dated May 1, 2025
Monument Advisor New York and Monument Advisor Select New York dated July 1, 2025
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The Board of Trustees (the "Board") of Lazard Retirement Series, Inc., approved the liquidation (the "Liquidation") of the Lazard Retirement Series, Inc. - Lazard Retirement US Small Cap Equity Select Portfolio: Service Shares (the "Fund"). The Liquidation is expected to occur on or about May 20, 2026 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
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Effective May 13, 2026, this Investment Portfolio is no longer available to receive transfers or new purchase payments.
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From the date of this supplement until the Liquidation Date, investors with allocations in the Fund may transfer allocations to any other available investment option. During this period, any transfers from the Fund will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Fund will be transferred to Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class Y.
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After the Liquidation Date, any and all references to the Fund are deleted.
ISP-1048